                                                           W. R. Grace & Co.
                                                           One Town Center Road
                                                           Boca Raton, FL  33486


                 GRACE REPORTS 17 PERCENT RISE IN THIRD QUARTER
                          PER SHARE OPERATING EARNINGS


       BOCA RATON, Fla., October 27, 1994 -- W. R. Grace & Co. reported net operating earnings of 81 cents per share in the third quarter of 1994, an increase of 17 percent over the 69 cents per share earned in the 1993 quarter. Net income in the current quarter was $76 million, compared to a net loss of $236 million in the year ago quarter, which included a $300 million after-tax charge related to asbestos insurance coverage.

       Sales for the third quarter rose 15 percent to $1.31 billion, compared to $1.14 billion a year ago.

       "The balanced earnings growth from both the specialty chemicals and health care businesses that we saw in the second quarter continued this quarter," said J. P. Bolduc, president and chief executive officer. "Volumes are generally strong, operating margins are improving, European results for specialty chemicals are recovering nicely, and internal cost control efforts are having a favorable impact. Selected price increases are being implemented to offset raw material cost pressures. In all, current trends indicate we will deliver solid results for the full year," he said.


                                     (more)

       For the first nine months of 1994, operating earnings per share were $1.91, a 16 percent increase from the $1.64 per share posted for the 1993 period. Including special charges in both periods, the nine months of 1994 showed a net loss of $20 million or 22 cents per share, compared with a net loss in the 1993 nine-month period of $259 million or $2.86 per share. Nine month sales rose 13 percent to $3.62 billion from $3.22 billion reported last year.

       Pretax earnings from specialty chemicals rose 13 percent to $91 million in the third quarter, including $4 million of costs associated with additional European streamlining activities. Excluding these costs, all product lines contributed to the increase, led by very strong results in construction, water treatment and paper process chemicals, and container. Quarterly results for fluid cracking catalysts (FCC) were below year ago levels due to lower North American volumes, but were more than offset by increases from polyolefin catalysts, and silicas and adsorbents, plus strong FCC earnings in other regions. Packaging showed moderate improvement, as higher European and Latin American results were partly offset by cost pressures in North America.

       Pretax earnings from health care businesses rose 23 percent to $66 million, with continued strength from both domestic and international dialysis as well as the homecare division. Results from the medical products group lagged the year ago quarter but rose sharply from the previous quarter.

       Grace is the world's largest specialty chemicals company and holds a leadership position in specialized health care.

                                W. R. Grace & Co.
                               Comparative Results
                          ($ Millions Except Per Share)


                                                                                       Percent
                                               1994                1993                Change
                                            ----------          -----------          ----------
    QUARTER ENDED SEPTEMBER 30
Sales                                       $1,306.7            $1,136.1                15.0 %
                                            ---------           ----------
                                            ---------           ----------
Income/(Loss) Before Taxes                  $  126.5            $ (366.6)    (a)        ND
Provision/(Benefit) for Income Taxes            50.5              (130.2)               ND
                                            ---------           ----------

   Net Income/(Loss)                        $   76.0            $ (236.4)               ND
                                            ---------           ----------
                                            ---------           ----------

EARNINGS/(LOSS) PER SHARE:
   Total                                    $     .81           $   (2.56)   (b)        ND
                                            ---------           ----------
                                            ---------           ----------


  NINE MONTHS ENDED SEPTEMBER 30

Sales                                       $3,620.4            $3,216.4                12.6 %
                                            ---------           ----------
                                            ---------           ----------

Loss Before Taxes                           $  (31.2) (a)       $ (218.8)    (a)        85.7
Benefit from Income Taxes                      (11.1)              (68.0)              (83.7)
                                            ---------           ----------

Loss From Continuing Ops                    $  (20.1)           $ (150.8)               86.7
Loss From Discontinued Ops                        --              (108.4)              100.0
                                            ---------           ----------
   Net Loss                                 $  (20.1)           $ (259.2)               92.2 %
                                            ---------           ----------
                                            ---------           ----------

LOSS PER SHARE:
   Continuing Operations                    $    (.22) (b)      $   (1.66)   (b)        86.7 %
   Discontinued Operations                         --               (1.20)             100.0
                                            ---------           ----------
   Total                                    $    (.22)          $   (2.86)              92.3 %
                                            ---------           ----------
                                            ---------           ----------

(a) Includes a pretax provision for asbestos insurance reduction in 1994 of $316.0 ($200.0 after tax) and in 1993 of $475.0 ($300.0 after tax).
(b) Earnings per share before provisions for asbestos insurance reductions are $.69 for the 1993 3rd quarter and $1.91 and $1.64 for the 1994 and 1993 year-to-date results, respectively.

                                W. R. Grace & Co.
                                Operating Results
                           QUARTER ENDED SEPTEMBER 30
                          ($ Millions Except Per Share)

                                                                            Percent
                                              1994           1993           Change
                                            --------       --------        ---------
SALES
Specialty Chemicals                         $  815.5       $  734.7           11.0%
Health Care                                    491.2          401.4           22.4
                                            --------       --------
   Total Sales                              $1,306.7       $1,136.1           15.0
                                            --------       --------
                                            --------       --------

OPERATING INCOME
Specialty Chemicals                         $   90.5       $   80.4           12.6
Health Care                                     66.4           54.0           23.0
                                            --------       --------
   Total Operating Income                   $  156.9       $  134.4           16.7
                                            --------       --------

OTHER EXPENSES
Interest/Financing                          $  (30.2)      $  (22.5)         (34.2)
Other                                           (0.2)          (3.5)          94.3
                                            --------       --------
   Total Other Expenses                     $  (30.4)      $  (26.0)         (16.9)
                                            --------       --------

Pretax Operating Earnings                   $  126.5       $  108.4           16.7

Provision for Income Taxes                      50.5           44.8          (12.7)
                                            --------       --------

Net Operating Income                        $   76.0       $   63.6           19.5

Provision for Asbestos Insurance Reduction        --         (300.0)         100.0
                                            --------       --------

Net Income/(Loss)                           $   76.0       $ (236.4)          ND
                                            --------       --------
                                            --------       --------

EARNINGS/(LOSS) PER SHARE:
From Operations                             $     .81      $     .69          17.4 %
Net Income/(Loss)                           $     .81      $   (2.56)         ND

Average Number of Shares (Millions)             94.0           92.3

                                W. R. Grace & Co.
                                Operating Results
                         NINE MONTHS ENDED SEPTEMBER 30
                          ($ Millions Except Per Share)

                                                                            Percent
                                              1994           1993           Change
                                            --------       ---------        -------
SALES
Specialty Chemicals                         $2,273.8       $2,112.7            7.6%
Health Care                                  1,346.6        1,103.7           22.0
                                            --------       --------
   Total Sales                              $3,620.4       $3,216.4           12.6
                                            --------       --------
                                            --------       --------

OPERATING INCOME
Specialty Chemicals                         $  209.6       $  188.9           11.0
Health Care                                    168.0          135.4           24.1
                                            --------       --------
   Total Operating Income                   $  377.6       $  324.3           16.4
                                            --------       --------

OTHER EXPENSES
Interest/Financing                          $  (75.9)      $  (63.8)         (19.0)
Other                                           (3.9)          (4.3)           9.3
                                            --------       --------
   Total Other Expenses                     $  (79.8)      $  (68.1)         (17.2)
                                            --------       --------

   Pretax Operating Earnings Before
     Special Items                          $  297.8       $  256.2           16.2

SPECIAL ITEMS
Gain on Sale of Interest in REG                 27.0             --           ND
Provision for Environmental/Restructuring      (40.0)            --           ND
                                            --------       --------

Pretax Operating Earnings                   $  284.8       $  256.2           11.2

Provision for Income Taxes                     104.9          107.0            2.0
                                            --------       --------

Net Operating Income                        $  179.9       $  149.2           20.6

Provision for Asbestos Insurance Reduction    (200.0)        (300.0)          33.3
                                            --------       --------

Net Loss from Continuing Operations         $  (20.1)      $ (150.8)          86.7
Loss from Discontinued Operations                 --         (108.4)         100.0
                                            --------       --------

Net Loss                                    $  (20.1)      $ (259.2)          92.2%
                                            --------       --------
                                            --------       --------

EARNINGS/(LOSS) PER SHARE:
From Operations                             $    1.91      $    1.64          16.5%
Continuing Operations                       $    (.22)     $   (1.66)         86.7%
Net Loss                                    $    (.22)     $   (2.86)         92.3%

Average Number of Shares (Millions)             93.9           90.8

                                W. R. Grace & Co.
                      Specialty Chemicals Supplemental Data
                1994 SALES AND PERCENT CHANGE VERSUS PRIOR PERIOD
                              (Dollars In Millions)



QUARTER ENDED SEPTEMBER 30

                                                Amount of Inc/(Dec) Due to:
                                                ---------------------------
                             Sales
                     ---------------------                Price/
                      1994           1993        Vol.       Mix     Exch.     Total
                     -------        ------      ------     -----   ------    ------
Packaging            $350.9         $315.3        10%       (1)%      2%        11%
Catalysts/Silicas     149.7          146.8        (2)        1        3          2
Construction          107.8           90.8        17         1        1         19
Container (a)          84.1           76.2        10        (3)       3         10
Water Treatment        96.6           85.6        10         1        2         13
Other (b)              26.4           20.0        28         3        1         32
                     ------         ------
  Total              $815.5         $734.7        9%        --        2%        11%
                     ------         ------
                     ------         ------


NINE MONTHS ENDED SEPTEMBER 30

                                                Amount of Inc/(Dec) Due to:
                                                ---------------------------
                             Sales
                    -----------------------               Price/
                      1994           1993        Vol.       Mix     Exch.     Total
                    --------       --------     ------    ------   ------    ------
Packaging            $980.9         $911.0         9%       (1)%      --         8%
Catalysts/Silicas     434.3          415.0         2         3        --         5
Construction          278.5          240.6        16        --        --        16
Container (a)         236.4          228.8         4        (1)       --         3
Water Treatment       262.7          244.5         7         1        (1)        7
Other (b)              81.0           72.8        11        --        --        11
                   --------       --------
  Total            $2,273.8       $2,112.7         7%        1%       --         8%
                   --------       --------
                   --------       --------

(a) Includes Specialty Polymer Compounds.  1993 restated sales are as follows:

                   1st Qtr.         $ 73.6
                   2nd Qtr.           79.0
                   3rd Qtr.           76.2
                   4th Qtr.           76.3
                                    ------
                   Full Year        $305.1
                                    ------
                                    ------

(b) Includes Grace TEC Systems.

                                W. R. Grace & Co.
                                 GEOGRAPHIC DATA
                              (Dollars In Millions)



QUARTER ENDED SEPTEMBER 30

                                                               Pretax
                                 Sales                    Operating Income
                        ----------------------          --------------------
                          1994          1993            1994           1993
                        --------       -------         ------         ------
     North America      $  890         $  779           $111           $113
     Europe                265            230             24 (a)          7
     Latin America          56             47              7              1
     Asia Pacific           96             80             15             13
                        ------         ------          -----          -----

     Total              $1,307         $1,136           $157           $134
                        ------         ------          -----          -----
                        ------         ------          -----          -----


NINE MONTHS ENDED SEPTEMBER 30

                                                               Pretax
                                 Sales                    Operating Income
                        ----------------------          --------------------
                          1994          1993            1994           1993
                        --------       -------         ------         ------
     North America      $2,466         $2,168           $284           $255
     Europe                742            699             42 (a)         26
     Latin America         152            129             13             10
     Asia Pacific          260            220             39             33
                        ------         ------          -----          -----

     Total              $3,620         $3,216           $378           $324
                        ------         ------          -----          -----
                        ------         ------          -----          -----

(a) Includes costs of $4 million and $10 million, for quarter and year-to-date, respectively, associated with streamlining certain European chemical operations.